UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 24, 2005 (June 23, 2005)


                               Kaman Corporation
             (Exact name of registrant as specified in its charter)


                                  Connecticut
                 (State or other jurisdiction of incorporation)


                0-1093                                    06-0613548
      (Commission File Number)                (IRS Employer Identification No.)


           1332 Blue Hills Avenue,
           Bloomfield, Connecticut                            06002
   (Address of principal executive offices)                (Zip Code)


                                 (860) 243-7100
               Registrant's telephone number, including area code


                                 Not Applicable
         (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 8.01. Other Events.

         On June 24, 2005, the Company issued a press release concerning the receipt of a letter on June 23, 2005 from the Kaman family pursuant to the recapitalization agreement. A copy of the press release is attached as Exhibit
99.1 hereto and incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.


Exhibit 99.1 Press Release, dated June 24, 2005.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            KAMAN CORPORATION


                                            By:
                                               -------------------------------
                                               Robert M. Garneau
                                               Executive Vice President and
                                               Chief Financial Officer


Dated: June 24, 2005

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                               INDEX TO EXHIBITS

Exhibit 99.1       Press Release, dated June 24, 2005.